AMENDMENT
                              TO
                  COMMON STOCK PURCHASE AGREEMENT

	THIS AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this "Amendment") is made as of the 8th day of November, 2000, by and between Cambex Corporation, a Massachusetts corporation (the "Company"), and Thumberland Limited, a British Virgin Islands corporation (the "Purchaser").

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Company and the Purchaser entered into a Common Stock Purchase Agreement dated as of July 14, 2000 (the "Purchase Agreement") in connection with (i) the sale by the Company to the Purchaser of certain shares of the Company's Common Stock, $0.10 par value per share, to be issued to the Purchaser and (ii) the issuance by the Company to the Purchaser of Warrants, each in accordance with the terms and conditions of the Purchase Agreement;

WHEREAS, the Company and the Purchaser desire to amend the Purchase Agreement; and

WHEREAS, Section 9.3 of the Purchase Agreement provides that no provision of the Purchase Agreement may be amended other than by a written instrument sign by the party against whom enforcement of any such amendment is sought and the Company and the Purchaser have executed and delivered this Amendment;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree to amend the Purchase
Agreement and hereby agree as follows:

	1.	Amendment to Common Stock Purchase Agreement.  The
Purchase Agreement is hereby amended by:

(a)	inserting the following new subsection at the end
of Section 5.2 immediately following subsection
5.2(f) of the Purchase Agreement:

	"	(g)	Listing of Common Stock.  The
Common Stock shall not be de-listed from the OTC Bulletin Board unless such de-listing is in connection with the listing of the Common Stock on the American Stock
Exchange, the Nasdaq National Market, the
Nasdaq SmallCap Market, or the New York
Stock Exchange.";

(b)	deleting the words "be obligated to" that appear
in the fourth sentence of subsection 6.1(b) of the Purchase Agreement;

(c)	deleting in its entirety the last sentence of
subsection 6.1(d) of the Purchase Agreement and inserting in place thereof the following sentence:

"If the Average Daily Price on a given
Trading Day is less than the Threshold
Price, then the Purchaser's Draw Down will be reduced by 1/22nd and that day shall be withdrawn from the Draw Down Pricing
Period."; and

(d)	deleting in its entirety subsection 7.2(a) of the
Purchase Agreement and inserting in place thereof the following subsection 7.2(a):

		"	(a)	The Purchaser may terminate this
Agreement upon one (1) Trading Day's notice if (i) an event resulting in a Material
Adverse Effect has occurred, or (ii) the Company files for protection from creditors under any applicable law."

	2.	Closing Date.  The Closing Date shall be the date of
this Amendment, except that the Closing Date with respect to the Company's issuance of the Warrants shall remain July 20, 2000.

3.	Purchase Agreement to Remain in Effect.  Except as
specifically amended by the terms of this Amendment, the Purchase
Agreement shall remain unmodified and in full force and effect in accordance with its terms.

4.	Defined Terms.  All capitalized terms used but not
defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement.

	5.	Counterparts.  This Amendment by be executed in one or
more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

	6.	Governing Law.  This Amendment shall be governed by,
and construed in accordance with, the laws of the State of New
York, without regard to its principles of conflicts of laws.



	IN WITNESS WHEREOF, this Amendment to Purchase Agreement has been executed as an agreement under seal as of the date first above written by the Company and the Purchaser.

						CAMBEX CORPORATION



						By: /s/ Joseph F. Kruy
                                       (Signature)
                                        Print Name: Joseph F. Kruy
						    Print Title: President


                                    THUMBERLAND LIMITED



                                    By: /s/ Hans Gassner
	                                 (Signature)
	                                 Print Name:  Hans Gassner
                                       Print Title: Authorized Signatory